                                                                  EXHIBIT 10.4
                              ESCROW AGREEMENT

THIS ESCROW AGREEMENT made and entered into this 7th day of June, 1996, by and between William F. Rolinski, Blair A. Murphy, Casimer I. Zaremba, and Henry T. Siwecki (herein collectively referred to as the "Depositors"); Norwest Bank Minnesota, National Association, a corporate fiduciary with principal offices in South St. Paul, Minnesota (hereinafter called the "Escrow Agent"); Michigan Brewery, Inc., a corporation with principal offices in Gaylord, Michigan (hereinafter called the "Issuer") and the commissioner of commerce for the State of Minnesota (hereinafter called the "commissioner");

WITNESSETH THAT:

 Each of the Depositors is the owner of Common Stock of the Issuer and each owns the number of shares of such security listed opposite his name on Annex A, attached hereto and made a part hereof.

 The Issuer has applied to the commissioner for registration of its securities for sale to residents of Minnesota, and as a condition of registration, the Depositors, the Escrow Agent and the Issuer agree to be bound by this Agreement and the applicable rules and regulations of the commissioner.

 Each of the Depositors has deposited the securities listed opposite his name on Annex A with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt thereof. These securities are herein collectively referred to as "escrowed securities."

THEREFORE, the parties agree as follows:

1. The Escrow Agent agrees to hold the escrowed securities until such time as Escrow Agent shall receive a written release issued by the commissioner permitting the release from escrow of all or a part of the escrowed securities held under this Agreement. Upon receipt of such release, the Escrow Agent may release to each Depositor all or a part of the escrowed securities in accordance with the order of the commissioner.

 Subject to the above provisions, the term of escrow under this Agreement shall run for a period of two years from the date of the Order of Registration. The Issuer and each of the Depositors shall furnish the commissioner a written statement that none of the escrowed securities nor any interests therein have been sold, transferred or otherwise disposed of (except as permitted by paragraph 4) as a condition of the release from escrow.

2. Notwithstanding any provision of paragraph 1, the commissioner may, in his discretion, terminate the term of escrow with respect to all or any part of the escrowed securities of any Depositor before the expiration of the period of occurrence of the event specified in paragraph 1 and release such securities if the commissioner determines that the release of such securities to the Depositor(s) will not be detrimental to the Issuer, the public investors or any other party concerned. At the time of release by the commissioner of any securities from escrow, the application of this Agreement shall terminate with respect to the securities so released.

3. While it is held in escrow pursuant to this Agreement, no escrowed security nor any interest therein, nor any right or title thereto, may be sold or transferred, by means of transfer of the security separate from the certificate representing it or otherwise, without prior written release of the commissioner, except that the release of the commissioner need not be obtained to transfer escrowed shares by will or the laws of descent and distribution or otherwise by order or process of any Court.

4. Upon receipt of such written release from the commissioner directing that some or all of the escrowed securities of the Depositor held under this Agreement be released for the purpose of transfer to another person against concurrent deposit of the securities so transferred, the Escrow Agent may release such securities but only against such deposit under this Agreement of all of the transferred securities. The commissioner shall authorize such transfer of the escrowed securities only upon receipt of a signed statement



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by the proposed transferee that he or she has full knowledge of the terms of this Agreement and that the proposed transferee accepts such securities subject to the conditions of this Agreement.

5. The Depositors agree that they shall be entitled to receive cash and property dividends with respect to the escrowed securities while such securities are held in escrow pursuant to this Agreement to the same extent as other security holders of the same class of security and that said cash or property dividends shall be placed under the terms of this Agreement.

6. Upon declaration of any dividend in shares of the Issuer to which the escrowed securities are entitled pursuant to a share dividend or split authorized by a vote of the shareholders, the Depositors and the Escrow Agent shall forthwith enter into a Supplemental Escrow Agreement, covering such share dividend, which Supplemental Escrow Agreement shall incorporate all the conditions of escrow contained in this Agreement. The shares received as dividends shall be forthwith deposited in escrow with the Escrow Agent pursuant to such Supplemental Escrow Agreement, and the Escrow Agent shall deliver to the commissioner a receipt for the shares thus escrowed.

7. During the term of escrow, the Depositors shall not be entitled to and hereby waive all rights to participate in any distribution of assets of the Issuer in the event of liquidation, dissolution, or winding up, until the public investors shall have received cash or property in an amount or value equal to the price paid by public investors for securities purchased by such public investors; and thereafter the Depositors shall participate without the public investors until they shall have received cash or other property in an amount or value equal to the price paid by the Depositors for the escrowed securities; and thereafter the public investors and the Depositors shall participate equally according to the terms of their securities. Any Depositor(s) seeking release of all or any part of the escrowed securities pursuant to this paragraph 7 shall furnish the commissioner a written statement that none of the escrowed securities nor any interests therein have been sold, transferred (except as provided in paragraph 4) or otherwise disposed of, without the consent of the commissioner, as a condition of the release from escrow.

8. This Agreement shall not be construed to prohibit any Depositor from participating in any distribution of securities of any corporation other than the Issuer resulting from the sale of assets of the Issuer or a merger or consolidation of the Issuer with or into any other corporation or corporations. In the event of such a transaction, the Escrow Agent should obtain written authorization from the commissioner prior to the release of the escrowed securities, and, any such distribution payable in securities of any corporation other than the Issuer paid with respect to the escrowed securities shall be delivered to the Escrow Agent and held pursuant to a Supplemental Escrow Agreement prepared and executed as described in paragraph
7. In the event of the merger or consolidation of the Issuer with or into any other corporation or corporations, any securities shall be delivered to the Escrow Agent and held pursuant to a Supplemental Escrow Agreement prepared and executed as described in paragraph 6.

9. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order, or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order, or other document and its sole responsibility shall be to act only as expressly set forth in this Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit, or proceeding in connection with this Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel in respect of any question arising under this Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel. All securities held by Escrow Agent pursuant to this Agreement shall constitute trust property for the purposes for which they are held and the Escrow Agent shall not be liable for any interest thereon.

10. The Escrow Agent shall be entitled to receive from the Company reasonable compensation as set forth in Annex B, attached hereto and made a part hereof, for its services as contemplated herein. In the event that the Escrow Agent shall render any additional services not provided for herein or that any controversy shall arise hereunder or that the Escrow Agent shall be made a party or shall intervene in any

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action, suit or proceeding pertaining to this Agreement, it shall be entitled to receive reasonable compensation from the Company for such additional services.

11. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors, and assigns.

12. This Agreement shall terminate in its entirety when all escrowed securities covered hereby and by any Agreements supplemental hereto have been released as provided in paragraph 1.

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 IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

Escrow Agent:                              Depositors:

NORWEST BANK MINNESOTA,                    /s/William F. Rolinski
NATIONAL ASSOCIATION                       -----------------------
                                           William F. Rolinski

By: /s/Curt Schwegman                      /s/ Blair A. Murphy
    --------------------------             -----------------------
     Curt Schwegman                        Blair A. Murphy

Its:  Corporate Trust Officer
                                           /s/Casimer I. Zaremba
                                           -----------------------
and                                        Casimer I. Zaremba

By:  Not applicable
    -------------------------
     Michelle Healy                        /s/Henry T. Siwecki
                                           -----------------------
                                           Henry T. Siwecki
Its:  Administrative Assistant
                                           Issuer:

                                           MICHIGAN BREWERY, INC.


                                           By: /s/ William F. Rolinski
                                               ----------------------------
                                               William F. Rolinski
Accepted for filing:                       Its: President and Chief Executive
                                                Officer

                                           and

 /s/David B. Gruenes                       By:  /s/Anthony P. Dombrowski
 ----------------------------                   ----------------------------
David B. Gruenes                                  Anthony P. Dombrowski
Commissioner of Commerce                   Its:  Chief Financial Officer




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                                    ANNEX A








                      NAME                             COMMON STOCK (#)
-------------------------------------------------------------------------------
              William F. Rolinski                           840,008
-------------------------------------------------------------------------------
               Casimer I. Zaremba                           675,007
-------------------------------------------------------------------------------
              Dr. Blair A. Murphy                           635,007
-------------------------------------------------------------------------------
                Henry T. Siwecki                            136,989(1)
-------------------------------------------------------------------------------
                     Total                                2,287,011
-------------------------------------------------------------------------------

(1) Includes 6,000 shares of Common Stock subject to currently exercisable warrants.




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                                    ANNEX B

                            ESCROW FEE SCHEDULE

ACCEPTANCE FEE:                                       $1,000.00
For initial services including examination of the Escrow Agreement and all supporting documents this is a one-time fee payable upon the OPENING of the account.

ADMINISTRATION FEE:                                   $1,000.00*
An annual charge OR ANY PORTION of a 12-month period thereof. This fee is payable upon the OPENING of the account and annually thereafter. This charge is not prorated for the first year.

*Assumes use of Norwest Funds for funds on deposit.

TRANSACTION FEE:

Wire transfer of funds                                    $25.00
Asset transactions (purchases/sales/calls/etc)         $20.00

No charge for Norwest Funds transactions other than those disclosed in the Fund Prospectus.

EXTRAORDINARY SERVICES:
For any services other than those covered by the aforementioned, a special per hour charge will be made to commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports and record-keeping, unusual certifications, etc.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND ADJUSTMENT.



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